Noble Financial
Two-Double-0-Seven
Small  Cap Conference
INX Inc.
Nasdaq: INXI
www.INXI.com
August 20, 2007
Jim Long
Chairman & CEO

This presentation contains “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995, including future operating results expectations.
Statements associated with words such as “anticipate,” “believe,” “expect,” “hope,”
“should,” “target,” “will” or other similar words are forward-looking statements.
These projections and other forward-looking statements are only projections.  Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing.
Numerous of these factors are set forth in our 2006 Form 10-K, which we urge you to read.
All financial results shown are for continuing operations unless otherwise noted
Forward-Looking Statements

$44
$71
$107
$156
$65
$99
2003
2004
2005
2006
1H-06
1H-07

INX is a provider of Cisco-centric network solutions, including
IP Telephony, Network Security, Network Storage, Wireless
Connectivity and Unified Communications,
to enterprise organizations
Cisco is the leading manufacturer of enterprise-class
telephone systems and INX is the only pure-play
publicly traded company focused on
providing Cisco-centric solutions
Revenue in millions
 Overview - INX Inc.  (Nasdaq: INXI)

 NASDAQ: INXI
 Shares Outstanding: ~7.0MM
 Float: ~4.9MM
 Diluted shares:  ~7.9MM
 Diluted market cap:  ~$75MM
 90-day avg. volume:  ~22,000
 Headquarters:  Houston, Texas
 Strong balance sheet with immaterial
 debt and over $1.00 per share in cash
 Profitable, with 3-year compound annual
 growth rate of revenue of 53%
 1H-07:  53% revenue growth; 593%
 operating income growth; 1600% EPS
 growth
 Most recent quarter reflects record
 revenue, record EPS
 Expect continued revenue growth and
 further improvement in operating profit
 margin percentage
 Overview - INX Inc.  (Nasdaq: INXI)

 Jim Long - Chairman & CEO - founded the company in 1982.
 Mark Hilz - President & COO - experience as CEO of larger public company;
 acquisitions experience;  served on INX board prior to joining management in July
 2000.
 Brian Fontana - CFO - since January 2005;  experience as CFO with multiple larger public companies; acquisitions experience.
 Ex-Cisco management:  VP of Sales;  VP of Federal;  VP of managed services business
Management

    78% planned to migrate to IP Telephony technology
    Less than 14% were “fully deployed”
    Only 62% are expected to be fully deployed by 2011
A 2006 survey of North American enterprises demonstrates adoption of VoIP is still at an early stage of a rapidly growing market, with many years of growth ahead:
Source:  Forrester’s Business Technographics March 2006
North American and European Enterprise Network and
Telecommunications Survey
Mass Adoption Of IP Telephony
   By Enterprises Continues to Accelerate

Voice / Video
Wireless Access
Storage
Collaboration
 Security
Demand For INX Services
Routing & Switching
Enterprise organizations are realizing that
the IP network is rapidly becoming the
platform for all forms of communications,
while at the same time the network is
becoming more complex.  INX is benefiting
from this trend.
Virtualization
Increasing IP Network Importance & Complexity
    Drives Demand For INX Solutions

    5 markets 2 years ago
    10 new markets
National Footprint Expansion
Houston
 Metairie
San Antonio
Austin
Dallas
El Paso
Albuquerque
Los Angeles
Eugene
Portland
Seattle
Washington
Tampa
New York
Boise
A long-term growth driver
 that increased expenses in
 late 2005 & 2006
Combination of acquisitions and green-field startups

1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2005
2006

INX

 Number of individual customers serviced grew
 32% to 1,525 in 2006
 Average revenue per customer grew by 9.7%
 in 2006
 We expect to add customers as we gain
 market share and expand geographically
 Increasing average customer size is a factor in
 our ability to continue to grow at above industry
 growth rates
 As we become more of a “national”
 organization we believe our ability to win
 larger-sized customers will be enhanced
1,151
1,525
Increasing Number and Size of Customers

Schlumberger

HALLIBURTON

Neiman Marcus

Reliant Energy

Four Seasons Hotels and Resorts

SAMSUNG

CHASE

Apache Corporation

GENERAL DYNAMICS Strength On Your Side

STAUBACH A World of Real Estate Knowledge

Alaska Airlines / Horizon Air

IBM

EDS

Qwest Spirit of Service

verizon

INX

Corporate
Contractor to Other Cisco Partners
Blue Chip Customer Base (page 1 of 2)

TEXAS LOTTERY

Dallas Independent School District

Austin Independent School District

UNIVERSITY OF OREGON

THE UNIVERSITY of TEXAS

INX

Education
Government
Blue Chip Customer Base (page 2 of 2)

2006 Full Year Results			Q1-07 Quarter Results			Q2-07 Quarter Results		
	Rev.	Oper. Profit $	Oper. Profit %	Rev.	Oper. Profit $	Oper. Profit %	Rev.	Oper. Profit $	Oper. Profit %
"Mature" offices	$ 99.0	$ 8.1	8.2%	$ 29.0	$ 1.9	6.7%	$ 31.8	$ 2.4	7.4%
Recent acquisitions	$ 53.0	$ 3.8	7.2%	$ 15.0	$ 1.5	9.8%	$ 20.4	$ 1.7	8.8%

INX

 4 acquisitions over past 4 years (all more than 1 year ago)
 All acquisitions have been successful and accretive
 We add value to acquired operations due to our stronger balance sheet, industry focus and expertise, increased purchasing power, and relationship with Cisco
 We expect to do more acquisitions of two basic categories:
   Regional Cisco-focused solutions provider organizations for geographic expansion and accretive revenue growth
   To strengthen newer “practice areas” such as (i) network storage, (ii) network security, and (iii) remote monitoring and managed services
Acquisitions

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2005
2006

$29.3
$46.1
*  Dollars in millions.  “Pre-acquisition revenue” reflects
estimated revenue for the acquired operations for the
period prior to the acquisition in order to provide a
meaningful year-over-year comparison.
$15.4
$13.9
 In mid-2005 we acquired 2 businesses:
   Network Architechs - Albuquerque NM
   Infogroup Northwest - Portland OR
 Following the acquisitions we invested for growth,
 including expanding the acquired operations to
 neighboring markets
 57% growth for 2006 compared to pro-forma 2005
 revenue levels
Post-acquisition revenue
Pre-acquisition revenue
Our Two 2005 Acquisitions Grew Substantially
   After The Transactions

$1.5
$7.2
*  Dollars in millions.  “Pre-acquisition revenue” reflects
estimated revenue for the acquired operations for the
period prior to the acquisition in order to provide a
meaningful year-over-year comparison.
$1.3
 In February 2006 we acquired Datatran, in
 Los Angeles, CA
 Following the acquisition, with little
 investment, the business grew substantially
 as a part of INX
 380% growth for 1H-07 compared to
 pro-forma 1H-06 revenue levels
Post-acquisition revenue
Pre-acquisition revenue
Our 2006 Acquisition Has Also Grown Substantially

($ in '000s)	Digtial Precision	Network Architects	InfoGroup Northwest	Datatran
When acquired…………………	Apr-03	May-05	Jun-05	Feb-06
Price paid at closing…………	$ 800	$ 4,365	$ 2,523	$ 1,547
Earnout paid after closing…….	$ -	$ 1,642	$ 1,501	$ 530
Total purchase price…………	$ 800	$ 6,007	$ 4,024	$ 2,077
Operating profit contribution - post 4 full quarters………….	97	1,424	1,686	887
Price / post 4 full qtrs OPC…….	8.2	4.2	2.4	2.3
1H-07 operating profit contribution	$ 888	$ 852	$ 1,686	$ 1,124
Price / annualized recent OPC…*	0.5	3.5	1.2	0.9

INX

* “recent” annualized operating income based on recent YTD (2 quarters); unaudited results
All Acquisitions Have Been Financially Successful
   And All Have Been Accretive To Earnings

6 Months Ended		
	June 30, 2007	June 30, 2006	% Growth
Revenue	$ 99,370	$ 64,954	53.0%
Operating income	$ 1,338	$ 193	593.3%
Net income	$ 1,400	$ 228	514.0%
Diluted EPS from continuing oper.	$ 0.17	$ 0.01	1600.0%

	Quarter Ended		
	June 30, 2007	June 30, 2006	% Growth
Revenue	$ 53,727	$ 38,678	38.9%
Operating income	$ 1,003	$ 631	59.0%
Net income	$ 1,034	$ 756	36.8%
Diluted EPS from continuing oper.	$ 0.13	$ 0.08	62.5%

INX

(Dollars in thousands, except EPS)
Recent Operating Results Highlights

6/30/2007	3/31/2007	12/31/2006
Cash and cash equivalents,,,,	$ 7,826	$ 1,915	$ 1,795
Short term debt.................	$ 37	$ 1,013	$ 4,609
Cash, net of debt...............	$ 7,789	$ 902	$ (2,814)
Stockholder's equity...........	$ 25,531	$ 23,423	$ 22,384

INX

(Dollars in thousands)
 Net cash improved by $10.6 million, or $1.34 per diluted common share, entirely through operations, to $7.8 million, or $1.00 per diluted share
 Debt was reduced to virtually zero from $4.6 million
 Stockholder’s equity grew by 14% to $25.5 million, or $3.23 per diluted share
During 1H-07:
Select Balance Sheet Highlights

 Strong balance sheet;  generating positive earnings and
 cash flow
 Proven growth strategy execution; 53% CAGR of revenue
 over past 3 years; 53% YTD for 1H-07
 Expect continued revenue growth driven by:
    20%+ industry/market growth
    Growing average size of customer
    Increasing number of customers
    Selling “deeper” into customer base
 Rapidly growing profitability - diluted EPS up 62% y/y for
 1H-07
 We expect operating profit margin % to improve, driven
 primarily by improvement in gross margin on services
 revenue and leverage of certain operating expenses as
 revenue grows further
Revenue in millions
Summary - Financial Highlights

CISCO SYSTEMS
EMPOWERING THE INTERNET GENERATION

INX

 Mass implementation of VoIP technology, storage
 moving to the network, use of VM by enterprises should
 drive industry growth
 IP communications is a multi-billion dollar, rapidly
 growing market
 Cisco is gaining market share; recently raised guidance
 for future expectations
 INX is the only pure play public company focused on
 delivering Cisco IP communications solutions
 Expected benefit from the increasing complexity of, and
 enterprise dependency upon networks
 Expected revenue growth + expected improving
 operating profit margin %  = expected improved
 shareholder value
Summary - Stockholder Advantages